UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22041

Gabelli 787 Fund, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: October 31

Date of reporting period: October 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Gabelli Enterprise Mergers and Acquisitions Fund

Annual Report

October 31, 2011

To Our Shareholders,

For the fiscal year ended October 31, 2011, the net asset value (“NAV”) per Class A Share of The Gabelli Enterprise Mergers and Acquisitions Fund (the “Fund”) rose 3.2% compared with increases of 8.1% and 0.1% for the Standard & Poor’s (“S&P”) 500 Index and the 3 Month US Treasury Bill Index, respectively.

Enclosed are the schedule of investments and financial statements as of October 31, 2011.

Commentary

With continued fears of the European debt situation weighing on the global financial markets, deal activity in the third quarter of 2011 fell from the prior quarter. Total global merger and acquisition (“M&A”) activity, according to Thomson Reuters M&A Review, totaled $569.2 billion compared with $778 billion in the second quarter of the year. Ongoing concerns about the future of the euro zone, the outlook for the global economy, and the growing domestic fiscal deficit contributed to the stagnant M&A market.

During the first nine months of the calendar year, global M&A activity increased by 21.7% from the same period in the previous year, to a total of $2.1 trillion. However, the third quarter decline of total announced deals represented the second consecutive quarterly decline since the first quarter of 2010. For the first nine months of 2011, cross border activity totaled $702.7 billion, which accounted for approximately 34.2% of all M&A volume, down from 38.3% in the first nine months of 2010.

Energy was the leading sector in the U.S. M&A market, with deal volume totaling $167.7 billion for the first nine months of the year. This sector accounted for 20% of all U.S. M&A activity during that time period and an increase of 12% from the prior year. The financial sector followed, with $131.4 billion in deals announced.

Deals that closed during the Fund’s fiscal year.

Applied Signal Technology, Inc. is a provider of advanced intelligence, surveillance, and reconnaissance products, systems, and services. On December 20, 2010, the company announced that they had entered into an agreement with Raytheon to be acquired for $38.00 per share in cash. The deal, valued at roughly $500 million, was done by means of a tender offer and closed at the end of January 2011.

Cardo AB, based in Malmo, Sweden, is an engineering company engaged in the design and production of industrial and residential garage doors, water treatment solutions, logistics systems, as well as processing equipment for the pulp and paper industry. On December 13, 2010, Swedish engineering giant ASSA ABLOY AB announced it had made an offer to purchase Cardo for 420 SEK per share in cash. This offer price valued the company at approximately $1.63 billion. After receiving all of the necessary and required regulatory approvals, the deal closed on April 26, 2011.

Martek Biosciences Corp. develops, produces, and sells high value products from microbial sources used in food and beverages as well as dietary supplements that promote health and wellness through nutrition. On December 21, 2010, the company announced that it had entered into an agreement with Royal DSM NV to be acquired for $31.50 per share, a 39.15% premium to where the stock had previously been trading. The deal, valued at nearly $1 billion, was done by means of a tender offer and closed in February 2011.

Rhodia SA is a French based specialty chemicals company that develops and produces various polymers and plastics. On April 4, 2011, Belgium based Solvay announced that it had made an offer to purchase Rhodia for 31.60 euros per share in cash, valuing the company at 3.4 billion euros. In addition, shareholders were entitled to receive a dividend of 0.50 euros. After receiving all required regulatory approvals, on August 31, 2011, the Fund received the deal proceeds.

Lubrizol Corp. is a specialty chemicals company. On March 14, 2011, the company announced that it had entered into an agreement with Berkshire Hathaway to be acquired for $135.00 per share in cash, valuing the transaction at approximately $9 billion. The merger was completed on September 19, 2011.

National Semiconductor Corp. designs, develops, and manufactures analog and mixed signal integrated circuits and sub-systems. On April 4, 2011, the company announced that it had entered into an agreement to be acquired by Texas Instruments for $25.00 per share in cash, valuing the total transaction at approximately $6.5 billion. The transaction was completed on September 26, 2011.

BJ Wholesale Club Inc. is a wholesale warehouse chain that operates in the eastern United States. On June 29, 2011, the company announced that it had entered into an agreement to be acquired by private equity firms Leonard Green and CVC Capital Partners for $51.25 per share in cash. The total transaction was valued at approximately $2.8 billion. The deal was completed on October 3, 2011.

Cephalon Inc. is a biopharmaceutical company that develops products for the central nervous system, inflammatory diseases, pain, and oncology therapeutics. On May 2, 2011, the company announced that it had entered into an agreement with Teva Pharmaceuticals to be acquired for $81.50 per share in cash, valuing the transaction at roughly $6.1 billion. The deal was completed on October 17, 2011.

We appreciate your loyalty and support in these volatile markets.

The Sarbanes-Oxley Act requires a fund’s principal executive and financial officers to certify the entire contents of the semiannual and annual shareholder reports in a filing with the Securities and Exchange Commission on Form N-CSR. This certification would cover the portfolio manager’s commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the schedule of investments, will be available on our website at www.gabelli.com/funds.

Comparative Results

Average Annual Returns through October 31, 2011 (a) (Unaudited)
	One Year	Five Year	Ten Year	Since Inception (2/28/01)
Class A (EMAAX)	3.22%	1.17%	4.39%	3.94%
With sales charge (b)	(2.71)	(0.02)	3.77	3.36
Class AAA (EAAAX)	3.41	1.23	4.41	3.96
Class B (EMABX)	2.66	0.61	3.81	3.36
With contingent deferred sales charge (c)	(2.34)	0.22	3.81	3.36
Class C (EMACX)	2.66	0.62	3.82	3.37
With contingent deferred sales charge (d)	1.66	0.62	3.82	3.37
Class Y (EMAYX)	3.69	1.63	4.87	4.41
S&P 500 Index	8.09	0.25	3.69	2.03
3 Month U.S. Treasury Bill Index	0.07	1.37	1.81	1.91
Lipper U.S. Treasury Money Market Fund Average	0.01	1.27	1.49	1.62

In the current prospectus dated February 28, 2011, the Fund’s expense ratios are 1.71%, 1.51%, 2.26%, 2.26%, and 1.26% for the Class A, AAA, B, C, and Y Shares, respectively. See page 13 for the expense ratios for the year ended October 31, 2011. Class AAA and Class Y Shares have no sales charge. The maximum sales charge for Class A, B, and C Shares is 5.75%, 5.00%, and 1.00%, respectively.

(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Current performance may be lower or higher than the performance data presented. Returns would have been lower if certain expenses of the Fund had not been waived or reimbursed from March 11, 2008 through March 10, 2010. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The 3 Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into the outstanding Treasury Bill that matures closest to, but not beyond three months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month end) date. The Lipper U.S. Treasury Money Market Fund Average reflects the average performance of mutual funds classified in this particular category. Dividends are considered reinvested except for the 3 Month U.S. Treasury Bill Index. You cannot invest directly in an index. The Class A Shares’ NAV are used to calculate the performance for the periods prior to the issuance of the Class AAA Shares on February 26, 2010. The actual performance for the Class AAA Shares would have been higher than the returns of the Class A Shares due to lower expenses.
(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(c)	Assuming payment of the maximum contingent deferred sales charge (CDSC). The maximum CDSC for Class B Shares is 5% and is gradually reduced to 0% after six years.
(d)	Assuming payment of the 1% maximum CDSC imposed on redemptions made within one year of purchase.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GABELLI ENTERPRISE MERGERS AND ACQUISITIONS FUND CLASS A SHARES AND THE S&P 500 INDEX (Unaudited)

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Gabelli Enterprise Mergers and Acquisitions Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from May 1, 2011 through October 31, 2011

Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown.

In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended October 31, 2011.

	Beginning Account Value 05/01/11	Ending Account Value 10/31/11	Annualized Expense Ratio	Expenses Paid During Period*
Gabelli Enterprise Mergers and Acquisitions Fund
Actual Fund Return
Class AAA	$1,000.00	$967.20	1.45%	$7.19
Class A	$1,000.00	$965.30	1.65%	$8.17
Class B	$1,000.00	$962.60	2.20%	$10.88
Class C	$1,000.00	$963.50	2.20%	$10.89
Class Y	$1,000.00	$968.20	1.20%	$5.95
Hypothetical 5% Return
Class AAA	$1,000.00	$1,017.90	1.45%	$7.38
Class A	$1,000.00	$1,016.89	1.65%	$8.39
Class B	$1,000.00	$1,014.12	2.20%	$11.17
Class C	$1,000.00	$1,014.12	2.20%	$11.17
Class Y	$1,000.00	$1,019.16	1.20%	$6.11

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of October 31, 2011:

Gabelli Enterprise Mergers and Acquisitions Fund

U.S. Government Obligations	42.4%
Health Care	9.7%
Information Technology	9.0%
Materials	8.4%
Industrials	7.8%
Utilities	5.3%
Energy	4.2%

Consumer Discretionary	4.2%
Consumer Staples	4.0%
Telecommunication Services	2.9%
Financials	2.4%
Other Assets and Liabilities (Net)	(0.3)%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q, the last of which was filed for the quarter ended July 31, 2011. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Gabelli Enterprise Mergers and Acquisitions Fund

Schedule of Investments — October 31, 2011

Shares		Cost	Market Value

	COMMON STOCKS — 57.9%
	Health Care — 9.7%
	Biotechnology — 2.4%
800	Actelion Ltd.†	$38,115	$29,774
2,000	Anadys Pharmaceuticals Inc.†	7,320	7,360
7,000	Biogen Idec Inc.†	382,386	814,520
10,376	Grifols SA, ADR†	80,414	66,510
40,000	Indevus Pharmaceuticals Inc., Escrow† (a)	0	44,000
443,000	Q-Med AB† (a)	4,952,984	5,369,738

		5,461,219	6,331,902

	Health Care Equipment and Supplies — 2.3%
49,000	ArthroCare Corp.†	1,009,669	1,477,350
13,000	Exactech Inc.†	175,288	208,000
28,000	Kinetic Concepts Inc.†	1,888,615	1,914,920
150,000	Smith & Nephew plc	1,678,894	1,375,959
7,000	Synthes Inc. (b)	1,197,656	1,173,844
1,500	Young Innovations Inc.	42,186	43,125

		5,992,308	6,193,198

	Health Care Providers and Services — 2.7%
5,000	American Medical Alert Corp.†	42,083	43,000
1,000	Chemed Corp.	30,478	59,360
130,000	Healthspring Inc.†	6,995,233	7,012,200
5,000	Metropolitan Health Networks Inc.†	22,700	32,600

		7,090,494	7,147,160

	Life Sciences Tools and Services — 1.1%
120,000	Caliper Life Sciences Inc.†	1,254,551	1,257,600
6,000	Pharmaceutical Product Development Inc.	192,763	197,940
127,000	WuXi PharmaTech Cayman Inc., ADR†	2,393,517	1,578,610

		3,840,831	3,034,150

	Pharmaceuticals — 1.2%
20,000	Adolor Corp.†	91,078	89,200
24,000	Allergan Inc.	1,379,256	2,018,880
35,000	Bristol-Myers Squibb Co.	842,746	1,105,650

		2,313,080	3,213,730

	TOTAL HEALTH CARE	24,697,932	25,920,140

	INFORMATION TECHNOLOGY — 9.0%
	Communications Equipment — 0.4%
10,000	Emulex Corp.†	90,960	83,800
23,000	Motorola Mobility Holdings Inc.†	878,046	894,240

		969,006	978,040

	Computers and Peripherals — 0.3%
8,000	Diebold Inc.	236,960	258,240
50,000	Intermec Inc.†	808,314	403,500

Shares		Cost	Market Value

1,000	SanDisk Corp.†	$7,045	$50,670
1,500	Seagate Technology plc	22,305	24,225

		1,074,624	736,635

	Electrical Equipment and Instruments — 0.4%
500	Aleo Solar AG†	16,389	18,113
165,000	Gerber Scientific Inc., Escrow† (a)	0	1,650
10,000	GTSI Corp.†	49,067	44,200
50,200	Laird plc	156,381	120,590
12,000	Oce NV†	138,240	118,223
6,000	Park Electrochemical Corp.	148,778	169,800
34,000	Zygo Corp.†	307,554	521,560

		816,409	994,136

	Internet Software and Services — 1.2%
10,500	RightNow Technologies Inc.†	453,217	451,605
185,000	Yahoo! Inc.†	4,318,586	2,893,400

		4,771,803	3,345,005

	Semiconductors and Semiconductor Equipment — 6.3%
21,000	Advanced Analogic Technologies Inc.†	126,193	91,560
4,000	International Rectifier Corp.†	63,912	97,160
2,500	LTX-Credence Corp.†	18,894	15,825
16,000	MoSys Inc.†	63,910	61,920
175,000	Netlogic Microsystems Inc.†	8,418,329	8,610,000
125,000	Varian Semiconductor Equipment Associates Inc.†	7,664,225	7,846,250

		16,355,463	16,722,715

	Software — 0.4%
40,000	FalconStor Software Inc.†	206,425	135,600
55,000	Take-Two Interactive Software Inc.†	536,146	867,900
690	VeriFone Systems Inc.†	21,803	29,125

		764,374	1,032,625

	TOTAL INFORMATION TECHNOLOGY	24,751,679	23,809,156

	MATERIALS — 8.4%
	Building Products — 0.1%
7,000	Texas Industries Inc.	228,877	210,000

	Chemicals — 1.4%
90,000	Nalco Holding Co.	3,233,853	3,393,900
12,000	Sensient Technologies Corp.	286,574	443,520
2,200	Southwall Technologies Inc.†	29,742	29,920

		3,550,169	3,867,340

	Containers and Packaging — 5.6%
9,800	Greif Inc., Cl. B	522,923	448,350
364,000	Myers Industries Inc.	7,451,792	4,448,080

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Schedule of Investments (Continued) — October 31, 2011

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	MATERIALS (Continued)
	Containers and Packaging (Continued)
316,100	Temple-Inland Inc.	$9,887,274	$10,055,141

		17,861,989	14,951,571

	Metals and Mining — 1.3%
110,000	Alcoa Inc.	1,563,024	1,183,600
9,000	Allegheny Technologies Inc.	638,370	417,600
10,000	Anvil Mining Ltd.†	72,249	72,235
4,000	Camino Minerals Corp.†	749	702
200	Eramet	22,946	31,548
12,000	Gold Fields Ltd., ADR	150,406	209,160
1,000	Grande Cache Coal Corp.†	9,825	9,902
2,000	Lundin Mining Corp.†	16,101	7,845
82,000	MacArthur Coal Ltd.	1,338,980	1,399,131
21,250	Pilot Gold Inc.†	64,994	31,552
500	Walter Energy Inc.	34,832	37,825

		3,912,476	3,401,100

	TOTAL MATERIALS	25,553,511	22,430,011

	INDUSTRIALS — 7.8%
	Aerospace and Defense — 6.0%
40,000	Charter International plc	527,092	576,914
100,000	Goodrich Corp.	12,084,668	12,263,000
23,000	ITT Corp.	1,277,980	1,048,800
30,000	Kaman Corp.	885,221	997,500
3,528	Kratos Defense & Security Solutions Inc.†	43,984	22,332
70,000	Smiths Group plc	1,353,093	1,077,131

		16,172,038	15,985,677

	Building Products — 0.5%
140,000	Griffon Corp.†	1,190,000	1,325,800

	Commercial Services and Supplies — 0.1%
7,500	Rollins Inc.	22,545	163,350

	Electrical Equipment — 0.3%
500	Harbin Electric Inc.†	6,627	11,745
1,000	SGL Carbon SE†	57,689	62,405
13,000	Thomas & Betts Corp.†	625,731	645,970

		690,047	720,120

	Machinery — 0.1%
55,000	Baldwin Technology Co. Inc., Cl. A†	163,182	57,750
8,000	CIRCOR International Inc.	175,385	278,560

		338,567	336,310

	Railroads and Transportation — 0.8%
12,000	GATX Corp.	409,711	455,760
39,000	Navistar International Corp.†	947,678	1,640,730

		1,357,389	2,096,490

	TOTAL INDUSTRIALS	19,770,586	20,627,747

Shares			Cost	Market Value

		UTILITIES — 5.3%
		Electric Utilities — 2.2%
40,000		Central Vermont Public Service Corp.	$1,394,555	$1,414,800
75,000		DPL Inc.	2,258,835	2,276,250
85,000		Endesa SA	3,353,378	2,030,026
0	(c)	Iberdrola SA	1,338	3

			7,008,106	5,721,079

		Gas Utilities — 0.4%
8,000		Nicor Inc.	395,867	450,000
1,000		Pacific Northern Gas Ltd.	36,853	36,790
14,000		Southwest Gas Corp.	487,658	552,720

			920,378	1,039,510

		Independent Power Producers and Energy Traders — 0.3%
15,000		Dynegy Inc.†	69,860	55,050
75,000		GenOn Energy Inc., Escrow† (a)	0	0
40,000		NRG Energy Inc.†	966,620	856,800

			1,036,480	911,850

		Multi-Utilities — 2.4%
22,000		CH Energy Group Inc.	938,410	1,214,620
57,267		GDF Suez, Strips	702	79
1,000		Integrys Energy Group Inc.	47,214	52,910
72,000		NorthWestern Corp.	2,029,192	2,480,400
52,000		Progress Energy Inc.	2,311,794	2,709,200

			5,327,312	6,457,209

		TOTAL UTILITIES	14,292,276	14,129,648

		ENERGY — 4.2%
		Energy Equipment and Services — 0.4%
4,500		Complete Production Services Inc.†	126,849	147,600
3,500		Ensco plc, ADR	187,425	173,810
87,800		Global Industries Ltd.†	686,580	698,010
11,000		TGC Industries Inc.†	82,416	61,380

			1,083,270	1,080,800

		Oil, Gas, and Consumable Fuels — 3.8%
5,000		Anadarko Petroleum Corp.	264,704	392,500
150,000		Atlas Energy Inc., Escrow† (a)	0	15,000
70,002		Atlas Energy LP	1,101,103	1,661,147
105,700		Brigham Exploration Co.†	3,852,736	3,849,066
30,000		Daylight Energy Ltd.	285,440	296,463
150,000		Dragon Oil plc	937,477	1,334,957
19,000		El Paso Corp.	460,528	475,190
2,000		EXCO Resources Inc.	32,864	25,220
20,000		Heritage Oil plc†	102,385	70,329
45,000		Southern Union Co.	1,497,204	1,891,350
150,000		WesternZagros Resources Ltd.†	440,446	111,362

			8,974,887	10,122,584

		TOTAL ENERGY	10,058,157	11,203,384

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Schedule of Investments (Continued) — October 31, 2011

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	CONSUMER DISCRETIONARY — 4.2%
	Auto Components — 0.2%
16,000	Tenneco Inc.†	$50,954	$523,520

	Diversified Consumer Services — 0.0%
45,000	Corinthian Colleges Inc.†	324,752	85,950

	Hotels, Restaurants, and Leisure — 0.3%
15,000	Boyd Gaming Corp.†	71,927	97,200
4,000	Churchill Downs Inc.	130,964	192,280
144,874	Dover Motorsports Inc.†	634,741	147,771
13,000	Gaylord Entertainment Co.†	182,575	304,070
80,000	Ladbrokes plc	150,377	177,641
2,000	McCormick & Schmick’s Seafood Restaurants Inc.†	17,522	13,400

		1,188,106	932,362

	Household Durables — 0.4%
20,000	Harman International Industries Inc.	760,356	863,200
8,000	Nobility Homes Inc.†	155,027	48,720
11,000	Skyline Corp.	330,604	74,360

		1,245,987	986,280

	Media — 2.8%
100,000	Acme Communications Inc.	216,557	80,000
2,000	Ascent Capital Group Inc., Cl. A†	49,850	90,980
50,000	British Sky Broadcasting Group plc	543,324	565,980
152,500	Clear Channel Outdoor Holdings Inc., Cl. A†	2,342,472	1,677,500
75,000	Crown Media Holdings Inc., Cl. A†	468,222	118,500
4,000	Discovery Communications Inc., Cl. A†	57,024	173,840
4,000	Discovery Communications Inc., Cl. C†	39,809	158,280
25,000	DISH Network Corp., Cl. A†	469,424	604,250
38,000	Fisher Communications Inc.†	1,371,104	1,103,520
254	Granite Broadcasting Corp.† (a)	0	0
27,000	Liberty Media Corp. - Liberty Capital, Cl. A†	328,584	2,074,140
2,500	Liberty Media Corp. - Liberty Starz, Cl. A†	66,561	170,750
13,000	Salem Communications Corp., Cl. A	69,912	32,370
20,000	Shaw Communications Inc., Cl. B	265,164	405,400
36,000	Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	547,310	112,877

		6,835,317	7,368,387

	Multiline Retail — 0.0%
3,000	Saks Inc.†	38,130	31,710

Shares		Cost	Market Value

	Specialty Retail — 0.5%
500	99 Cents Only Stores†	$10,710	$10,900
2,400	Craftmade International Inc.†	9,732	9,888
1,000	Dollar Thrifty Automotive Group Inc.†	49,240	61,040
5,000	J. Crew Group Inc., Escrow† (a)	0	0
84,000	Midas Inc.†	1,416,918	766,080
10,000	Pier 1 Imports Inc.†	63,663	125,100
13,000	Sally Beauty Holdings Inc.†	100,743	249,470

		1,651,006	1,222,478

	Textiles, Apparel, and Luxury Goods — 0.0%
10,000	Heelys Inc.†	31,460	19,900

	TOTAL CONSUMER DISCRETIONARY	11,365,712	11,170,587

	CONSUMER STAPLES — 4.0%
	Food and Staples Retailing — 0.9%
30,000	Casey’s General Stores Inc.	1,195,330	1,486,500
4,000	Spartan Stores Inc.	14,980	68,480
32,000	Village Super Market Inc., Cl. A	731,026	907,520

		1,941,336	2,462,500

	Food Products — 2.8%
3,000	Flowers Foods Inc.	10,669	60,570
390,000	Foster’s Group Ltd.	2,024,810	2,190,734
500,000	Parmalat SpA	1,868,610	1,113,187
8,000	Ralcorp Holdings Inc.†	659,849	646,720
150,000	Sara Lee Corp.	2,477,451	2,670,000
32,960	Tootsie Roll Industries Inc.	763,789	816,419

		7,805,178	7,497,630

	Household Products — 0.1%
4,000	The Clorox Co.	287,210	267,760

	Personal Products — 0.2%
21,000	Avon Products Inc.	621,677	383,880

	TOTAL CONSUMER STAPLES	10,655,401	10,611,770

	TELECOMMUNICATION SERVICES — 2.9%
	Diversified Telecommunications Services — 0.9%
280,000	Asia Satellite Telecommunications Holdings Ltd.	604,206	533,416
19,906	CenturyLink Inc.	768,571	701,886
350,000	Cincinnati Bell Inc.†	1,735,436	1,127,000

		3,108,213	2,362,302

	Wireless Telecommunications Services — 2.0%
13,000	Millicom International Cellular SA, SDR	863,988	1,433,153
2,000	Rogers Communications Inc., Cl. B	5,909	72,700
400,000	Sprint Nextel Corp.†	2,096,724	1,028,000

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Schedule of Investments (Continued) — October 31, 2011

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	TELECOMMUNICATION SERVICES (Continued)
	Wireless Telecommunications Services (Continued)
8,000	Telephone & Data Systems Inc.	$248,529	$185,440
65,500	United States Cellular Corp.†	3,066,034	2,611,485

		6,281,184	5,330,778

	TOTAL TELECOMMUNICATION SERVICES	9,389,397	7,693,080

	FINANCIALS — 2.4%
	Capital Markets — 0.2%
50,000	BKF Capital Group Inc.†	200,759	64,000
69,000	SWS Group Inc.	1,168,116	380,190
17,000	The Charles Schwab Corp.	285,419	208,760

		1,654,294	652,950

	Commercial Banks — 0.8%
220,000	First Niagara Financial Group Inc.	2,960,283	2,021,800

	Consumer Finance — 1.0%
190,000	SLM Corp.	3,730,215	2,597,300

	Insurance — 0.4%
3,000	Argo Group International Holdings Ltd.	80,520	90,570
6,000	CNinsure Inc., ADR†	96,480	45,300
10,000	Harleysville Group Inc.	592,282	587,600
10,000	Penn Millers Holding Corp.†	201,210	202,600
3,000	Transatlantic Holdings Inc.	142,388	156,120

		1,112,880	1,082,190

	Real Estate Management and Development — 0.0%
500	ECO Business-Immobilien AG†	3,961	3,528

	Thrift and Mortgage Finance — 0.0%
10,000	New York Community Bancorp Inc.	165,939	133,100

	TOTAL FINANCIALS	9,627,572	6,490,868

	TOTAL COMMON STOCKS	160,162,223	154,086,391

	RIGHTS — 0.0%
	HEALTH CARE — 0.0%
	Biotechnology — 0.0%
4,000	Clinical Data Inc., CVR, expire 04/14/18† (a)	0	3,800

	Pharmaceuticals — 0.0%
130,000	Sanofi, CVR, expire 12/31/20†	224,180	115,700

	TOTAL RIGHTS	224,180	119,500

Shares		Cost	Market Value

	WARRANTS — 0.0%
	CONSUMER DISCRETIONARY — 0.0%
	Media — 0.0%
636	Granite Broadcasting Corp., Ser. A, expire 06/04/12† (a)	$0	$0
636	Granite Broadcasting Corp., Ser. B, expire 06/04/12† (a)	0	0

	TOTAL WARRANTS	0	0

Principal Amount

	U.S. GOVERNMENT OBLIGATIONS — 42.4%
$112,748,000	U.S. Treasury Bills, 0.000% to 0.115%††, 11/10/11 to 04/12/12	112,737,711	112,740,019

	TOTAL INVESTMENTS — 100.3%	$273,124,114	266,945,910

	Other Assets and Liabilities (Net) — (0.3)%		(753,356)

	NET ASSETS — 100.0%		$266,192,554

(a)	Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing valuation of comparable securities and other factors on a regular basis. At October 31, 2011, the market value of fair valued securities amounted to $5,434,188 or 2.04% of net assets.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2011, the market value of Rule 144A securities amounted to $1,173,844 or 0.44% of net assets.
(c)	Amount represents less than 0.5 shares.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CVR	Contingent Value Right
SDR	Swedish Depositary Receipt
Strips	Regular income payment portion of the security traded separately from the principal portion of the security.

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Statement of Assets and Liabilities

October 31, 2011

Assets:
Investments, at value (cost $273,124,114)	$266,945,910
Foreign currency, at value (cost $29,387)	29,987
Cash	4,241
Receivable for Fund shares sold	1,426,730
Receivable for investments sold	562,500
Dividends and interest receivable	153,364
Prepaid expenses	29,727

Total Assets	269,152,459

Liabilities:
Payable for investments purchased	1,582,088
Payable for Fund shares redeemed	913,468
Payable for investment advisory fees	212,770
Payable for distribution fees	114,202
Payable for accounting fees	3,750
Other accrued expenses	133,627

Total Liabilities	2,959,905

Net Assets (applicable to 25,365,871 shares outstanding)	$266,192,554

Net Assets Consist of:
Paid-in capital	$325,260,634
Accumulated net investment income	23,100
Accumulated net realized loss on investments and foreign currency transactions	(52,914,912)
Net unrealized depreciation on investments	(6,178,204)
Net unrealized appreciation on foreign currency translations	1,936

Net Assets	$266,192,554

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($7,935,621 ÷ 748,682 shares outstanding; 100,000,000 shares authorized)	$10.60

Class A:
Net Asset Value and redemption price per share ($134,334,370 ÷ 12,704,234 shares outstanding; 200,000,000 shares authorized)	$10.57

Maximum offering price per share (NAV÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$11.21

Class B:
Net Asset Value and offering price per share ($8,392,964 ÷ 835,578 shares outstanding; 100,000,000 shares authorized)	$ 10.04	(a)

Class C:
Net Asset Value and offering price per share ($64,637,231 ÷ 6,438,497 shares outstanding; 100,000,000 shares authorized)	$ 10.04	(a)

Class Y:
Net Asset Value, offering, and redemption price per share ($50,892,368 ÷ 4,638,880 shares outstanding, 100,000,000 shares authorized)	$10.97

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended October 31, 2011

Investment Income:
Dividends (net of foreign withholding taxes of $29,954)	$2,918,134
Interest	97,340

Total Investment Income	3,015,474

Expenses:
Investment advisory fees	2,588,272
Distribution fees – Class AAA	15,128
Distribution fees – Class A	636,719
Distribution fees – Class B	110,431
Distribution fees – Class C	655,539
Shareholder services fees	330,629
Shareholder communications expenses	92,507
Registration expenses	68,246
Custodian fees	67,936
Directors’ fees	53,625
Legal and audit fees	48,076
Accounting fees	45,000
Miscellaneous expenses	32,402

Total Expenses	4,744,510

Less:
Custodian fee credits	(1,646)
Advisory fee reduction on unsupervised assets (See Note 3)	(856)

Total Reductions and Credits	(2,502)

Net Expenses	4,742,008

Net Investment Loss	(1,726,534)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	6,128,480
Net realized loss on foreign currency transactions	(268,254)

Net realized gain on investments and foreign currency transactions	5,860,226

Net change in unrealized appreciation/depreciation:
on investments	3,585,646
on foreign currency translations	(255,996)

Net change in unrealized appreciation on investments and foreign currency translations	3,329,650

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	9,189,876

Net Increase in Net Assets Resulting from Operations	$7,463,342

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Statement of Changes in Net Assets

	Year Ended October 31, 2011	Year Ended October 31, 2010
Operations:
Net investment loss	$(1,726,534)	$(1,988,365)
Net realized gain on investments and foreign currency transactions	5,860,226	3,175,587
Net change in unrealized appreciation on investments and foreign currency translations	3,329,650	21,125,388

Net Increase in Net Assets Resulting from Operations	7,463,342	22,312,610

Distributions to Shareholders:
Net investment income
Class A	—	(469,163)
Class C	—	(31,292)
Class Y	—	(215,495)

	—	(715,950)

Net realized gain
Class A	—	(94,003)
Class B	—	(19,485)
Class C	—	(62,584)
Class Y	—	(25,461)

	—	(201,533)

Total Distributions to Shareholders	—	(917,483)

Capital Share Transactions:
Class AAA	7,526,848	548,467
Class A	5,417,339	42,092,790
Class B	(4,749,564)	(5,233,469)
Class C	5,679,652	1,317,154
Class Y	15,741,831	8,839,302

Net Increase in Net Assets from Capital Share Transactions	29,616,106	47,564,244

Redemption Fees	1,693	8,308

Net Increase in Net Assets	37,081,141	68,967,679
Net Assets:
Beginning of period	229,111,413	160,143,734

End of period (including undistributed net investment income of $23,100 and $0, respectively)	$266,192,554	$229,111,413

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations			Distributions							Ratios to Average Net Assets/Supplemental Data
Period Ended October 31	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Redemption Fees (a)(b)	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (in 000’s)	Net Investment Income (Loss) (c)		Operating Expenses Net of Waivers/ Reimbursments/ Reductions (d)(e)(f)	Portfolio Turnover Rate
Class AAA
2011	$10.25	$(0.04)	$0.39	$0.35	—	—	—	$0.00	$10.60	3.41%	$7,936	(0.39)%		1.45%	232%
2010(g)	9.60	(0.05)	0.70	0.65	—	—	—	0.00	10.25	6.77	571	(0.80	)(h)	1.51 (h)	228
Class A
2011	$10.24	$(0.06)	$0.39	$0.33	—	—	—	$0.00	$10.57	3.22%	$134,334	(0.56)%		1.65%	232%
2010	9.13	(0.09)	1.26	1.17	$(0.05)	$(0.01)	$(0.06)	0.00	10.24	12.93	124,637	(0.90)		1.71	228
2009	8.66	0.05	1.16	1.21	—	(0.74)	(0.74)	0.00	9.13	16.09	71,935	0.59		1.74	97
2008	13.17	0.02	(3.64)	(3.62)	—	(0.89)	(0.89)	0.00	8.66	(29.16)	111,249	0.16		1.86	130
2007	12.75	0.09	1.18	1.27	(0.26)	(0.59)	(0.85)	0.00	13.17	10.52	401,709	0.68		1.70	216
Class B
2011	$9.78	$(0.11)	$0.37	$0.26	—	—	—	$0.00	$10.04	2.66%	$8,393	(1.09)%		2.20%	232%
2010	8.72	(0.13)	1.20	1.07	—	$(0.01)	$(0.01)	0.00	9.78	12.29	12,767	(1.41)		2.26	228
2009	8.35	0.01	1.10	1.11	—	(0.74)	(0.74)	0.00	8.72	15.43	16,280	0.08		2.29	97
2008	12.79	(0.04)	(3.51)	(3.55)	—	(0.89)	(0.89)	0.00	8.35	(29.53)	22,641	(0.37)		2.41	130
2007	12.39	0.04	1.14	1.18	$(0.19)	(0.59)	(0.78)	—	12.79	9.96	48,688	0.25		2.25	216
Class C
2011	$9.78	$(0.11)	$0.37	$0.26	—	—	—	$0.00	$10.04	2.66%	$64,637	(1.11)%		2.20%	232%
2010	8.72	(0.13)	1.21	1.08	$(0.01)	$(0.01)	$(0.02)	0.00	9.78	12.36	57,381	(1.43)		2.26	228
2009	8.35	0.00 (b)	1.11	1.11	—	(0.74)	(0.74)	0.00	8.72	15.43	50,096	0.02		2.29	97
2008	12.80	(0.04)	(3.52)	(3.56)	—	(0.89)	(0.89)	0.00	8.35	(29.55)	62,243	(0.37)		2.41	130
2007	12.40	0.03	1.15	1.18	(0.19)	(0.59)	(0.78)	0.00	12.80	9.96	176,766	0.16		2.25	216
Class Y
2011	$10.58	$(0.01)	$0.40	$0.39	—	—	—	$0.00	$10.97	3.69%	$50,893	(0.11)%		1.20%	232%
2010	9.42	(0.04)	1.30	1.26	$(0.09)	$(0.01)	$(0.10)	0.00	10.58	13.49	33,755	(0.44)		1.26	228
2009	8.87	0.09	1.20	1.29	—	(0.74)	(0.74)	0.00	9.42	16.64	21,833	1.05		1.29	97
2008	13.48	0.07	(3.73)	(3.66)	—	(0.95)	(0.95)	0.00	8.87	(28.88)	28,768	0.63		1.41	130
2007	13.04	0.16	1.20	1.36	(0.33)	(0.59)	(0.92)	0.00	13.48	11.01	106,487	1.15		1.25	216

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	Net investment income (loss) ratios do not include a reduction for fees paid indirectly. Including such reduction for fees paid indirectly, the net investment income (loss) ratios for the year ended October 31, 2007 would have been 0.72% (Class A), 0.29% (Class B), 0.20% (Class C), and 1.19% (Class Y), respectively. For the year ended October 31, 2008, the effect of the fees paid indirectly was minimal. For the years ended October 31, 2011, 2010 and 2009 there were no fees paid indirectly.
(d)	The operating expense ratios do not include a reduction of expense for fees paid indirectly. For the year ended October 31, 2007, including such reduction for fees paid indirectly, the expense ratios would have been 1.66% (Class A), 2.21% (Class B and Class C), and 1.21% (Class Y), respectively. For the year ended October 31, 2008, the effect of the fees paid indirectly was minimal. For the years ended October 31, 2011, 2010 and 2009 there were no fees paid indirectly.
(e)	The Fund incurred interest expense during the year ended October 31, 2008. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.79% (Class A), 2.34% (Class B and Class C), and 1.34% (Class Y), respectively. For the years ended October 31, 2010 and 2009, the effect of interest expense was minimal. For the year ended October 31, 2011 there was no interest expense.
(f)	If operating expenses were shown gross of any waivers/reimbursements/reductions, the effect would be minimal.
(g)	From the commencement of offering Class AAA Shares on February 26, 2010 through October 31, 2010.
(h)	Annualized.

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements

1.  Organization.  The Gabelli Enterprise Mergers and Acquisitions Fund is a series of the Gabelli 787 Fund, Inc. (the “Corporation”), which was organized in Maryland on February 28, 2001. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Its primary objective is capital appreciation.

2.  Significant Accounting Policies.  The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation.  Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical securities;

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of October 31, 2011 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 10/31/11
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Health Care
Biotechnology	$918,164	—	$5,413,738	$6,331,902
Other Industries (a)	19,588,238	—	—	19,588,238
Information Technology
Electrical Equipment and Instruments	992,486	—	1,650	994,136
Other Industries (a)	22,815,020	—	—	22,815,020
Utilities
Independent Power Producers and Energy Traders	911,850	—	0	911,850
Other Industries (a)	13,217,798	—	—	13,217,798
Energy
Oil, Gas, and Consumable Fuels	10,107,584	—	15,000	10,122,584
Other Industries (a)	1,080,800	—	—	1,080,800
Consumer Discretionary
Media	7,368,387	—	0	7,368,387
Specialty Retail	1,222,478	—	0	1,222,478
Other Industries (a)	2,579,722	—	—	2,579,722
Other Industries (a)	67,853,476	—	—	67,853,476
Total Common Stocks	148,656,003	—	5,430,388	154,086,391
Rights:
Health Care
Biotechnology	—	—	3,800	3,800
Pharmaceuticals	115,700	—	—	115,700
Total Rights	115,700	—	3,800	119,500
Warrants:
Consumer Discretionary Media	—	—	0	0
U.S. Government Obligations	—	$112,740,019	—	112,740,019
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$148,771,703	$112,740,019	$5,434,188	$266,945,910

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

The Fund did not have significant transfers between Level 1 and Level 2 during the year ended October 31, 2011.

The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 10/31/10	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ depreciation	Purchases	Sales	Transfers into Level 3†	Transfers out of Level 3†	Balance as of 10/31/11	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments held at 10/31/11
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Health Care
Biotechnology	$44,000	$—	$—	$416,754	$—	$—	$4,952,984	$—	$5,413,738	$416,754
Information Technology
Electrical Equipment and Instruments	—	—	—	1,650	0	—	—	—	1,650	1,650
Utilities
Independent Power Producers and Energy Traders	0	—	—	—	—	—	—	—	0	—
Energy
Oil, Gas, and Consumable Fuels	—	—	—	15,000	0	—	—	—	15,000	15,000
Consumer Discretionary
Media	0	—	—	—	—	—	—	—	0	—
Specialty Retail	—	—	—	—	0	—	—	—	0	—
Total Common Stocks	44,000	—	—	433,404	0	—	4,952,984	—	5,430,388	433,404
Rights:
Health Care
Biotechnology	—	—	—	3,800	0	—	—	—	3,800	3,800
Warrants:
Consumer Discretionary
Media	1	—	—	(1)	—	—	—	—	0	(1)
TOTAL INVESTMENTS IN SECURITIES	$44,001	$—	$—	$437,203	$0	$—	$4,952,984	$—	$5,434,188	$437,203

†	The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the beginning of the reporting period.

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers into and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

Derivative Financial Instruments.  The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at October 31, 2011, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements.  The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. During the year ended October 31, 2011, the Fund held no investments in equity contract for difference swap agreements.

Forward Foreign Exchange Contracts.  The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. At October 31, 2011, the Fund held no investments in forward foreign exchange contracts.

The Fund invested in forward foreign exchange contracts from January 18, 2011 through May 13, 2011. The average monthly market value during this time was approximately $5,287,028.

For the year ended October 31, 2011, the effect of forward foreign exchange contracts can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency, within Net realized loss on foreign currency transactions and Net change in unrealized depreciation on foreign currency transactions.

Foreign Currency Translations.  The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities.  The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes.  The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted and Illiquid Securities.  The Fund may invest not more than 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. The fund held no illiquid securities at October 31, 2011. For the restricted security the Fund held as of October 31, 2011, refer to the Schedule of Investments.

Securities Transactions and Investment Income.  Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses.  Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Custodian Fee Credits and Interest Expense.  When cash balances are maintained in the custody account, the Fund receives credits that are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in “interest expense” in the Statement of Operations.

Distributions to Shareholders.  Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses, net operating loss, and reclassifications of capital gains on investments

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

in passive foreign investment companies. These reclassifications have no impact on the NAV of the Fund. For the year ended October 31, 2011, reclassifications were made to decrease accumulated net investment loss by $1,771,180 and to decrease accumulated net realized loss on investments and foreign currency transactions by $222,073, with an offsetting adjustment to paid-in capital.

No distributions were made during the year ended October 31, 2011.

The tax character of distributions paid during the year ended October 31, 2010 was $917,483 of ordinary income inclusive of short-term capital gains.

Provision For Income Taxes.  The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of October 31, 2011, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(49,018,827)
Net unrealized depreciation on investments	(10,049,253)

Total	$(59,068,080)

At October 31, 2011, the Fund had a net capital loss carryforward for federal income tax purposes of $49,018,827 which is available to reduce future required distributions of net capital gains to shareholders through 2017.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the year ended October 31, 2011, the Fund utilized capital loss carryforwards of $5,486,690.

At October 31, 2011, the temporary difference between book and tax basis unrealized depreciation was primarily due to deferral of losses on wash sales for tax purposes.

The following summarizes the tax cost of investments and the related net unrealized depreciation at October 31, 2011:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Investments	$276,997,098	$13,529,585	$(23,580,773)	$(10,051,188)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended October 31, 2011, the Fund did not incur any income tax, interest, or penalties. As of October 31, 2011, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended October 31, 2008 through October 31, 2011 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3.  Investment Advisory Agreement and Other Transactions.  The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at annual rates as follows:

First $1 Billion	0.935%
Next $1 Billion	0.910%
Next $3 Billion	0.885%
Next $5 Billion	0.860%
Thereafter	0.835%

In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Adviser contractually agreed to make payments or waive its fees to limit the expenses of the Fund until March 10, 2010 (“Expense Limitation Agreement”). The annualized total operating expenses (exclusive of brokerage commissions, interest, taxes, capitalized expenses, expenses of other investment companies in which the Fund invests, and extraordinary expenses) for the Fund were limited to the following based on annual average daily net assets: Class A Shares 1.90%, Class B Shares 2.45%, Class C Shares 2.45%, and Class Y Shares 1.45%. There were no expense limitations for Class AAA. At October 31, 2011, no expense reimbursements were due to the Adviser.

There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets, of the Fund with respect to which the Adviser transferred dispositive and voting control to the Fund’s Proxy Voting Committee. During the year ended October 31, 2011, the Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities, and the Adviser reduced its fee with respect to such securities by $856.

The Fund pays each Director who is not considered an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended, and they are reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended and the Chairman of the Audit Committee and the Lead Director receive annual fees of $1,500 and $2,000, respectively. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

4.  Distribution Plan.  The Fund’s Board has adopted a distribution agreement and distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. G.distributors, LLC serves as successor “Distributor” to Gabelli & Company, Inc. (“Gabelli & Co.”) effective August 1, 2011, both affiliates of the Fund. Under the Class AAA, Class A, Class B, and Class C Share Plans, payments are authorized to the Distributor at annual rates of 0.25%, 0.45%, 1.00%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly. Class Y shares do not participate in the Plan and pay no distribution fees.

5.  Portfolio Securities.  Purchases and sales of securities for the year ended October 31, 2011, other than short-term securities and U.S. Government obligations, aggregated $433,342,654 and $443,250,510, respectively.

6.  Transactions with Affiliates.  During the year ended October 31, 2011, the Fund paid brokerage commissions on security trades of $211,576 to Gabelli & Co. Additionally, the current and former Distributors informed the Fund that it retained $70,373 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

Effective March 11, 2010, the cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. From November 1, 2010 through October 31, 2011, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

7.  Line of Credit.  The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the LIBOR plus 125 basis points or the sum of the federal funds rate plus 125 basis points at the time of borrowing. This amount, if any, would be included in “interest expense” in the Statement of Operations. During the year ended October 31, 2011, there were no borrowings outstanding under the line of credit.

8.  Capital Stock.  The Fund offers five classes of shares—Class AAA Shares, Class A Shares, Class B Shares, Class C Shares, and Class Y Shares. Class A Shares are subject to a maximum front-end sales charge of 5.75%, effective November 4, 2009. Class B Shares are subject to a contingent deferred sales charge (“CDSC”) upon redemption within six years of purchase and automatically convert to Class A Shares approximately eight years after the original purchase. The applicable Class B CDSC is equal to a percentage declining from 5% of the lesser of the NAV per share at the date of the original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1.00% CDSC for one year after purchase. Class B Shares are available only through exchange of Class B Shares of other funds distributed by the Distributor. Class AAA Shares and Class Y Shares are offered to qualified investors without a sales charge. Class AAA Shares were first offered on February 26, 2010.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended October 31, 2011 and 2010 amounted to $1,693 and $8,308, respectively. The redemption fee does not apply to redemptions of shares where (i) the shares

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption was initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place.

Transactions in shares of capital stock were as follows:

	Year Ended October 31, 2011		Year Ended October 31, 2010
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	1,310,609	$14,005,944	67,341 *	$665,134 *
Shares redeemed	(617,716)	(6,479,096)	(11,552)*	(116,667)*

Net increase	692,893	$7,526,848	55,789	$548,467

Class A
Shares sold	6,521,263	$68,992,740	7,978,586	$78,186,857
Shares issued upon reinvestment of distributions	—	—	50,208	485,005
Shares redeemed	(5,988,343)	(63,575,401)	(3,739,635)	(36,579,072)

Net increase	532,920	$5,417,339	4,289,159	$42,092,790

Class B
Shares sold	2,575	$26,159	336	$3,083
Shares issued upon reinvestment of distributions	—	—	1,638	15,185
Shares redeemed	(472,136)	(4,775,723)	(564,023)	(5,251,737)

Net decrease	(469,561)	$(4,749,564)	(562,049)	$(5,233,469)

Class C
Shares sold	1,825,040	$18,352,650	1,417,795	$13,408,799
Shares issued upon reinvestment of distributions	—	—	7,112	65,926
Shares redeemed	(1,256,097)	(12,672,998)	(1,302,497)	(12,157,571)

Net increase	568,943	$5,679,652	122,410	$1,317,154

Class Y
Shares sold	3,581,125	$39,077,415	1,965,328	$19,868,579
Shares issued upon reinvestment of distributions	—	—	16,753	166,529
Shares redeemed	(2,133,550)	(23,335,584)	(1,108,918)	(11,195,806)

Net increase	1,447,575	$15,741,831	873,163	$8,839,302

*	From the commencement of offering Class AAA Shares on February 26, 2010.

9.  Indemnifications.  The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

10.  Other Matters.  On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

11.  Subsequent Events.  Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Gabelli Enterprise Mergers and Acquisitions Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gabelli Enterprise Mergers and Acquisitions Fund (a series of the Gabelli 787 Fund, Inc. and hereafter referred to as the “Fund”) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY

December 29, 2011

Gabelli Enterprise Mergers and Acquisitions Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to Gabelli Enterprise Mergers and Acquisitions Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s), Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INTERESTED DIRECTORS[4]:
Regina M. Pitaro Director Age: 56	Since 2008	1	Managing Director and Director of GAMCO Asset Management, Inc.	—

INDEPENDENT DIRECTORS[4]:
Anthony J. Colavita Director Age: 75	Since 2008	35	President of the law firm of Anthony J. Colavita, P.C.	—
James P. Conn Director Age: 73	Since 2008	19	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	Director of First Republic Bank (banking) through January 2008 and LaQuinta Corp. (hotels) through January 2006
Vincent D. Enright Director Age: 67	Since 2008	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corporation (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics); Director of LGL Group, Inc.
Arthur V. Ferrara Director Age: 81	Since 2008	8	Former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America (1993-1995)	—
Kuni Nakamura Director Age: 43	Since 2008	10	President of Advanced Polymer, Inc. (chemical wholesale company)	—
Salvatore J. Zizza Director Age: 65	Since 2008	29	Chairman (since 1978) of Zizza & Company, Ltd.(financial consulting); Chairman (since 2006) of Metropolitan Paper Recycling, Inc. (recycling); Chairman (since 2000) of BAM Inc. (manufacturing); Chairman (since 2009) of E-Corp English (business services)	Non-Executive Chairman and Director of Harbor BioSciences, Inc. (biotechnology); Vice Chairman and Director of Trans-Lux Corporation (business services); Chairman and Chief Executive Officer of General Employment Enterprises, Inc. (staffing) Director (since December 2009); Bion Environmental Technologies (technology) (2005-2008); Director of Earl Schieb Inc. (automotive painting) through April 2009.

Gabelli Enterprise Mergers and Acquisitions Fund

Additional Fund Information (Unaudited) (Continued)

Name, Position(s), Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:
Bruce N. Alpert President and Secretary Age: 59	Since 2008	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex; Director of Teton Advisors, Inc. since 1998; Chairman of Teton Advisors, Inc. 2008-2010; President of Teton Advisors, Inc., 1998 through 2008; Senior Vice President of GAMCO Investors, Inc. since 2008
Agnes Mullady Treasurer Age: 53	Since 2008	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/ GAMCO Funds Complex
Peter D. Goldstein Chief Compliance Officer Age: 58	Since 2004	Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004; Chief Compliance Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Corporation’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Fund as defined in the 1940 Act. Ms. Pitaro is considered an “interested person” because of her affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended i.e. public companies or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

Gabelli Enterprise Mergers and Acquisitions Fund

A Portfolio of the Gabelli 787 Fund, Inc.

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

800-422-3554

fax: 914-921-5118

website: www.gabelli.com

e-mail: info@gabelli.com

Net Asset Value per share available daily by calling

800-GABELLI after 7:00 P.M.

Board of Directors

Anthony J. Colavita

President

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director

and Chief Investment Officer

Financial Security Assurance

Holdings Ltd.

Vincent D. Enright

Former Senior Vice President

and Chief Financial Officer

KeySpan Corporation

Arthur V. Ferrara

Former Chairman and

Chief Executive Officer

Guardian Life Insurance

Company of America

Kuni Nakamura President of Advanced Polymer, Inc. Regina M. Pitaro Managing Director and Director of GAMCO Asset Management Inc. Salvatore J. Zizza Chairman Zizza & Company, Ltd.

Officers
Bruce N. Alpert President and Secretary Agnes Mullady Treasurer	Peter D. Goldstein Chief Compliance Officer

Custodian, Transfer Agent, and Dividend Agent
State Street Bank and Trust Company

Distributor
G.distributors, LLC

Legal Counsel
Paul Hastings LLP

This report is submitted for the general information of the shareholders of Gabelli Enterprise Mergers and Acquisitions Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB208Q411AR

Gabelli

Enterprise

Mergers and Acquisitions

Fund

ANNUAL REPORT

OCTOBER 31, 2011

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that

James Conn is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $18,696 in 2010 and $18,696 in 2011.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2010 and $0 in 2011.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,700 in 2010 and $3,700 in 2011.

Tax fees include amounts related to tax compliance, tax reporting and tax planning.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2010 and $0 in 2011.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 100%

(d) 0%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 in 2010 and $0 in 2011.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

The registrant’s certifying officers are not aware of any changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Gabelli 787 Fund, Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 1/6/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 1/6/12

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 1/6/12

*	Print the name and title of each signing officer under his or her signature.